Howard Weil 42 nd Annual Energy Conference Bristow Group Inc. March 23 - 27, 2014 Exhibit 99.1

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Forward-looking statements
This presentation may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.
Forward-looking statements include statements about our future business, operations, capital expenditures, fleet composition, capabilities and results; modeling information, earnings and adjusted earnings growth guidance, expected operating margins, cash flow stability and other financial projections; future dividends, share repurchases and other uses of excess cash; plans, strategies and objectives of our management, including our plans and strategies to grow earnings and our business, our general strategy going forward, our business model and our operational excellence initiative; expected actions by us and by third parties, including our customers, competitors and regulators; impact of grounding and the effects thereof; the valuation of our company and its valuation relative to relevant financial indices; assumptions underlying or relating to any of the foregoing, including assumptions regarding factors impacting our business, financial results and industry; expected input of our investment in Eastern Airways; and other matters.
Our forward-looking statements reflect our views and assumptions on the date of this presentation regarding future events and operating performance. They involve known and unknown risks, uncertainties and other factors, many of which may be beyond our control, that may cause actual results to differ materially from any future results, performance or achievements expressed or implied by the forward-looking statements. These risks, uncertainties and other factors include fluctuations in the demand for our services;
fluctuations in worldwide prices of and demand for natural gas and oil; fluctuations in levels of natural gas and oil exploration and development activities; the impact of competition; actions by customers; the risk of reductions in spending on helicopter services by governmental agencies; changes in tax and other laws and regulations; changes in foreign exchange rates and controls; risks associated with international operations; operating risks inherent in our business, including the possibility of declining safety performance; general economic conditions including the capital and credit markets; our ability to obtain financing; the risk of grounding of segments of our fleet for extended periods of time or indefinitely; our ability to re-deploy our aircraft to regions with greater demand;
our ability to acquire additional aircraft and dispose of older aircraft through sales into the aftermarket; the possibility that we do not achieve the anticipated benefit of our fleet investment program; availability of employees; political instability, war or acts of terrorism in any of the countries where we operate; and those discussed under the captions “Risk Factors” and “Management’s Discussion and
Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for the fiscal year ended March 31,
2013 and our Quarterly Report on Form 10-Q for the quarter ended December 31, 2013. We do not undertake any obligation, other than as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Bristow is the leading provider of helicopter services
and is a unique investment in oil field services
•
Ticker: BRS; stock price
*
of
$73.58/share with a market cap
*
~$2.7 billion
•
471 aircraft in ~20 countries with
~3,700 employees
•
Rated “Investment Grade” by
Standard and Poor’s
•
Quarterly dividend of $0.25/share
(historic growth ~30% annually)
•
Bristow Helicopters Ltd. recently
acquired a 60% interest in Eastern
Airways Ltd.
*NOTE: Based on 36.8 million fully diluted weighted average shares outstanding for the three months ended 12/31/2013 and stock price as of 03/14/2014; Standard and Poor’s secured rating is BBB- with the unsecured rating of BB-
Bristow flies crews for oil and gas
companies and provides search
and rescue (SAR) services for
them and governments alike

FLIGHT SAFETY FOUNDATION
independent • impartial • international

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

TARGET ZERO, our industry leading safety program,
creates differentiation and client loyalty
• Safety is our primary core value
• Bristow’s ‘Target Zero’ program is now the leading
example emulated industry-wide
• Safety performance accounts for 25% of management
incentive compensation
• Flight Safety Foundation (FSF) awarded its 2012
President’s Citation to Bristow Group’s Target Zero
program

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Bristow services are utilized in every phase of
offshore oil and gas growth, especially production
• Largest share of revenues (>60%) relates to
oil and gas production, providing stability and
growth opportunities
• There are ~ 8,000 offshore production
installations worldwide — compared with
>600 exploratory drilling rigs
• ~1,700 helicopters are servicing the
worldwide oil and gas industry of which
Bristow’s fleet is approximately one-third
• Bristow revenues are primarily driven by
operating expenditures
Typical revenues by segment
Exploration
20%
Development
10%
Production
60%
Other 10%
ABANDONMENT
EXPLORATION SEISMIC
DEVELOPMENT
PRODUCTION
H e l i c o p t e r     t r a n s p o r t a t i o n     s e r v i c e s

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Fixed
monthly
65%
Variable
hourly
35%
Fixed
monthly
70%
Variable
hourly
30%
Bristow’s contract structure generates predictable
income and cash flow
Significant operating leverage
Revenue sources
• Two-tiered contract structure includes both:
– Fixed monthly standing charge to reserve helicopter capacity
– Variable fees based on hours flown with fuel pass-through
• Bristow contracts earn 65% of revenue without flying
Operating income

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Our value proposition will continue to be based on
secular growth, financial safety and balanced return
Long term value for
our shareholders
2.  Prudent balance
sheet management
with ample liquidity
1.  Growth not dependent
on economic or
commodity cycles
3.  Capital return
through dividends and
opportunistic share repurchases
Investment:
FY 2012 - 2016

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

$278.0
$311.0
$33.0
$5.2
$5.2
YTD FY13 Operations Corporate and Other FX Changes YTD FY14
$2.77
$3.11
$0.33
$0.11
$0.10
YTD FY13 Operations Corporate and Other FX Changes YTD FY14
Financial highlights YTD:
Adjusted EPS and adjusted EBITDAR summary
YTD FY13 to YTD FY14 adjusted EPS bridge
YTD FY13 to YTD FY14 adjusted EBITDAR bridge (in millions)
* Adjusted EPS and EBITDAR amounts exclude gains and losses on dispositions of assets and any special items during the nine months ended December 31, 2013 and 2012. See reconciliation of these items to GAAP in the appendix hereto and in our earnings release for the quarter ended December 31, 2013.

Eastern
airways

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

CHANGE:
Bristow Helicopters is making an investment in Eastern Airways, a UK regional fixed-wing oil and gas focused transport company
• Bristow Helicopters Limited (Bristow Helicopters)
purchased a 60% interest in the privately owned
Eastern Airways International Limited (Eastern
Airways)
• Eastern Airways is a regional fixed-wing operator
with both charter and scheduled flights servicing
UK oil and gas industry transport from its main
operational hub in Aberdeen
• Bristow Helicopters investment is £27M with a
possible £6M earn out over three years and
includes:
A 60% interest in Eastern Airways with
proportional voting and economic rights, with
the existing owners retaining the remaining
40%
30 fixed-wing aircraft as of February 7, 2014
Financial results from Eastern Airways will be
consolidated within Bristow’s EBU
This investment will strengthen our ability to provide a complete suite of point-
to-point transportation services for our existing European based passengers

Vagar
(Faroe Islands)
Scatsta
Sumburgh
Stornoway
Wick
Stavanger
Aberdeen
Donegal
Newcastle
Durham Tees Valley
Leeds Bradford
Humberside
East Midlands
Birmingham
Norwich
Cardiff
Southampton

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS

Bristow

Charter services Scheduled services
Eastern Airways provides scale, stability and positive financial impact (with less capital) for EBU
This investment expands helicopter services in certain areas like the Shetland Islands and will create a more integrated logistics solution for our global clients
• Bristow Helicopters and Eastern Airways are
culturally aligned with shared core values of safety,
quality and service
• Bristow Helicopters and Eastern Airways have a
long standing relationship working together on
several contracts, including the IAC Scatsta contract
• Bristow Helicopters and Eastern Airways together
are positioned to facilitate and expand passengers’
transport experience from home to offshore bases, a
market niche underserved by major airlines
• Eastern Airways has recently been awarded
a contract by a major oil company to provide fixed
wing services to Sumburgh to be combined with
separately awarded Bristow Helicopters contract
• Financially relatively small investment with
expected positive EBITDAR, BVA and EPS impact
See 10-Q Note 11 “Subsequent Events” for more information

86
44
North America
87
43
South America
15
86
Europe
15
Russia
8
61
9
Gulf of Guinea
10
East Africa &
Middle East
23
14
Southeast Asia
4
14
35
Australia
12
298
248
Total A/C Growth
Opportunities
2
2
Other
International
Small
Medium
Large

Source: Bristow business development February 2014

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

11 Opportunity tracker FY15-FY19: 558 Bristow a/c growth opportunities identified

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS Bristow

We manage our opportunities through the purchase of
104 a/c options and committed orders
6 on
order
558 aircraft opportunities identified
83 high
probability targets
47 orders
298 demand for new aircraft
185 realistic bid
opportunities
57 options
•
Bristow uses specific
opportunities to create
our order book
•
Opportunities are
condensed to 185
realistic bids
•
83 high probability
targets are derived from
a view that we have an
~33% bid success rate
•
Our order book is then
managed primarily using
capital efficient a/c
options with our original
equipment manufacturers
Source: Bristow business development February 2014

$40
$30
$20
$10
$0
-$10
-$20
-$30
BVA (USD Millions)
80%
60%
40%
20%
0%
-20%
-40%
-60%
-80%
Indexed total shareholder return
FY09
FY10
FY11
FY12
FY13
YTD FY14
$(23.1)
$(25.6)
$(9.1)
$22.7
$36.0

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS

Bristow

Our TSR has been highly correlated to year-over-
year improvement in Bristow Value Added (BVA) . . .
* Based on a study using Capital IQ data as of August 26, 2013. Analyzed the current members of the Oilfield Services Index (OSX)  The correlation statistic is derived from a regression of actual enterprise value  vs. predicted enterprise value. Predicted enterprise value based on next twelve months (NTM) estimated BVA in perpetuity using a 10.5%
required return (NTM BVA$/10.5%). Similar studies conducted over time have produced consistent results.
Bristow BVA vs. Bristow TSR
• Overall, BVA shows a much
stronger correlation to
market trading values and
therefore total shareholder
return (TSR)
• Correlations are particularly
strong for the oil field
services sector at an “R
Squared” of over 95%*
• Bristow’s year-over-year
change in BVA has
historically been a leading
indicator of TSR

224
216
208
200
192
184
176
168
160
152
144
136
128
120
112
104
96
88
80
72
96.1%
67.6%
67.3%
53.2%
38.0%
29.3%
11/01/10
07/06/12
03/14/14
Oil Service Index
Simmons Offshore Transportation Peer Group
S&P 500
Bristow
ISS
Glass Lewis

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

14 . . .with Bristow’s three year total shareholder return (TSR) over 90% since adopting BVA Source: Factset

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

. . . and strong cash generation for a balanced return
as demonstrated in the past several years. . .
Share
repurchase
•
FY12 quarterly dividend initiated at $0.15/share
•
Dividend increased by 33% to $0.20/share in June
2012 quarter and increased by another 25% to
$0.25/share in August 2013
•
Bristow has a 20 - 30% target payout ratio of
forward adjusted EPS
•
In Q3 FY14 and January 2014 Bristow spent ~$33M
to repurchase 450,000 shares at average price of
~$75 and subsequently renewed its $100 million
share repurchase authorization
•
Value is key to our repurchasing decision with net
book value/share and our fleet NAV/share (including
the implied NAV for UK SAR) being the guide posts
Regular
dividend

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

… with FY14 guidance reaffirmed
•
FY14 adjusted EPS guidance reaffirmed on February 7, 2014 to
$4.25 - $4.55, excluding special items and a/c sales.  Other specific items include:
* Assuming FY14 revenue earned in same regions and same mix as in FY13
Long term adjusted EPS growth of 10 - 15% combined with a 20 - 30%
dividend payout policy reflects management’s commitment to deliver a more stable, growing and predictable total return for shareholders
Average LACE ~160 - 164 Interest expense ~ $30 - $35M
Average LACE rate ~ $8.95 - $9.25M Rent expense (a/c only) ~$85 - $90M
G & A expense (all inclusive) ~ $175 - $185M Tax rate* ~ 20 - 24%
Depreciation expense ~ $90 - $95M Adj. EPS guidance $4.25 - $4.55
FY14 guidance

Conclusions
• Safety continues to be our #1 core value as we strive to achieve Target Zero and participate in industry efforts to share best practices. Bristow believes the
UK CAA CAP1145 safety mandate will make the helicopter industry safer as we continue to serve our clients’ logistics needs
• Despite industry concerns of soft activity in the oilfield services and equipment space, Bristow continues to see good secular growth with meaningful LACE and LACE rate increases as clients turn to Bristow as their provider of choice due to our global reach, financial strength and ongoing Operational Excellence performance
• Although the third quarter results were lower sequentially and year-over-year, some of this was expected, which is why we confirmed annual FY14 guidance on our Q3 FY14 earnings call
• Bristow Helicopters’ investment in Eastern Airways expands services in certain areas like the Shetland Islands and creates a more integrated logistics solution for our global clients

18 Appendix

Bristow
NABU 16%
U.S. GoM – 65/7
Alaska – 14/2
Canada – 8/2
EBU 41%
UK – 45/6
Norway – 18/4
Netherlands – 2/1
WASBU 21%
Nigeria – 46/6
AUSBU 10%
Australia – 25/10
OIBU 8%
Mexico – 5/6
Brazil – 11/4
Trinidad – 10/1
Russia – 7/3
Egypt – –/–
Turkmenistan – 2/1
Malaysia - 2/1
Tanzania – 3/1
Other – 7/4
Lider - 83
PAS - 43
BRS Academy 4%*
Florida – 56/1
Louisiana – 13/1
Nevada – 3/1
U.K. – 3/1

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS

Bristow

Organizational chart - as of December 31, 2013
Business Unit
(% of  Q3 FY14 operating revenue)
Corporate
Region
( # of a/c / # of Locations)
Joint Venture
(# of a/c)
Key
Operated Aircraft
Bristow owned and/or operated 345
aircraft as of December 31, 2013
Affiliated Aircraft
Bristow affiliates and joint
ventures operated 126 aircraft
as of December 31, 2013
*   Includes corporate and other

Aircraft Fleet – medium and large
as of December 31, 2013
Next Generation Aircraft
Medium capacity 12-16 passengers
Large capacity 16-25 passengers
Mature Aircraft
Fair market value of our owned fleet is ~$1.9 billion and leased fleet is ~$900 million
Aircraft
Type No. of PAX Engine Consl Unconsl Total Ordered
Large Helicopters
AS332 L Super Puma 18 Twin Turbine 19 - 19 -
AW189 16 Twin Turbine - - - 17
EC175 16 Twin Turbine - - - 5
EC225 19 Twin Turbine 20 - 20 3
Mil MI 8 20 Twin Turbine 7 - 7 -
Sikorsky S-61 18 Twin Turbine 2 - 2 -
Sikorsky S-92 19 Twin Turbine 56 7 63 10
104 7 111 35
LACE 102
Medium Helicopters
AW139 12 Twin Turbine 14 2 16 4
Bell 212 12 Twin Turbine - 14 14 -
Bell 412 13 Twin Turbine 28 17 45 -
EC155 13 Twin Turbine 1 - 1 -
Sikorsky S-76A/A++ 12 Twin Turbine 4 5 9 -
Sikorsky S-76C/C++ 12 Twin Turbine 51 34 85 -
Sikorsky S-76D 12 Twin Turbine 2 - 2 8
100 72 172 12
LACE 48

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Aircraft Fleet – small, training and fixed
as of December 31, 2013 (continued)
Mature Aircraft
Small capacity 4-7 passengers
Training capacity 2-6 passengers
* LACE does not include held for sale, training helicopters and fixed wing
Next Generation Aircraft
Aircraft
Type No. of PAX Engine Consl Unconsl Total Ordered
Small Helicopters
AS350BB 4 Turbine - 2 2 -
Bell 206B 4 Turbine 1 2 3 -
Bell 206 L Series 6 Turbine 19 6 25 -
Bell 407 6 Turbine 36 - 36 -
BK 117 7 Twin Turbine 2 - 2 -
BO-105 4 Twin Turbine 2 - 2 -
EC135 7 Twin Turbine 3 3 6 -
63 13 76 -
LACE 13
Training Helicopters
AS 355 5 Twin turbine 3 - 3 -
Bell 206B 4 Single Engine 12 - 12 -
Robinson R22 2 Piston 10 - 10 -
Robinson R44 4 Piston 5 - 5 -
Sikorsky 300CB/CBi 2 Piston 44 - 44 -
Fixed Wing 1 - 1 -
75 - 75 -
Fixed Wing 3 34 37 -
Total 345 126 471 47
TOTAL LACE (Large Aircraft Equivalent)* 162

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS

Bristow

Operating lease strategy: lowering the cost and amount of
capital needed to grow
• Of the 81 a/c currently leased in our fleet, 52 are commercial (39 LACE) and 29 are training
• 39 LACE a/c represent approximately 24% of our commercial fleet
• Our goal is for commercial fleet operating leases to account for approximately
30-35% of our LACE
Leased aircraft as of December 31, 2013
* The percentage of LACE leased is calculated by taking the total LACE for leased aircraft divided by the total LACE for all aircraft we operate, including both owned and leased aircraft.
See 10-Q Note 5 “Commitments and contingencies” for more information provided on operating leases.
Small Medium Large Total Leased LACE Total LACE % Leased
EBU -             1             21           22           22                  59              37%
WASBU -             1             1             2             2                     22              7%
NABU 4             13           3             20           11                  34              31%
AUSBU 2             2             4             8             6                     20              28%
OIBU -             -             - -             - 28              -
Total 6             17           29           52           39                  162            24%
*

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Consolidated fleet changes and aircraft sales for
Q3 FY14
See 10-Q Note 5 “Commitments and contingencies” for more information provided on operating leases.
Additionally, during Q3 FY14 we sold six aircraft for $72.4M, which we subsequently leased back.
Leased aircraft in consolidated fleet
Small Medium Large Training Total
EBU - 1 21 - 22
WASBU - 1 1 - 2
NABU 4 13 3 - 20
AUSBU 2 2 4 - 8
OIBU - - - - -
Academy - - - 29 29
Total 6 17 29 29 81
Q1 FY14 Q2 FY14 Q3 FY14 YTD
Fleet Count Beginning
351 353         350         351
Delivered
Large
3 2 4 9
Medium
2 3 3 8
Total Delivered
5 5 7 17
Removed
Sales
(4)             (4)            (11)          (19)
Other*
1              (4)            (1)            (4)
Total Removed
(3)             (8)            (12)          (23)
353 350         345         345
* Includes lease returns and commencements
Fleet changes
Held for sale aircraft in consolidated fleet
Small Medium Large Training Total
EBU - - 2 - 2
WASBU - 2 - - 2
NABU 11 - - - 11
AUSBU - - - - -
OIBU 1 3 - - 4
Academy - - - 2 2
Total 12 5 2 2 21
# of a/c Sold
Cash
received*
Q1 FY14 4                  2.0 $
Q2 FY14 4                  7.9
Q3 FY14 11                 14.3
Total 19                 24.2 $
* Amounts stated in millions

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Op revenue
1
LACE LACE rate
2,3
EBU $452 59 $10.30
WASBU 231 22 14.17
NABU 174 34 6.75
AUSBU 108 20 7.21
OIBU 95 28 4.58
Total $1,091 162 $8.97
Operating Revenue, LACE, and LACE rate by BU
as of December 31, 2013
Operating revenue, LACE and LACE rate by BU
4
1) $ in millions
2) LACE rate is annualized
3) $ in millions per LACE
4) Excludes Bristow Academy

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Historical LACE by BU
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
EBU 45 45 45 42 42 43 48 46 44 46 46 45
WASBU 23 23 24 25 24 24 21 22 23 22 22 22
NABU 39 36 36 36 39 35 34 29 30 29 30 30
AUSBU 20 20 22 22 20 23 24 20 19 20 20 19
OIBU 36 34 34 35 33 33 33 38 39 38 38 34
Consolidated 163 158 161 160 157 158 159 154 154 154 155 149
Q1 Q2 Q3 Q4 Q1 Q2 Q3
EBU 47 45 51 55 57 59 59
WASBU 22 22 20 21 21 21 22
NABU 30 31 39 37 37 33 34
AUSBU 18 17 17 19 19 19 20
OIBU 32 28 27 27 27 28 28
Consolidated 147 142 154 158 161 160 162
LACE
FY11 FY12 FY10
FY13 FY14

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Historical LACE rate by BU
1) $ in millions
2) LACE rate is annualized
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
EBU $8.36 $8.28 $8.40 $8.76 $8.20 $8.50 $7.90 $8.40 $9.80 $9.60 $9.63 $10.09
WASBU 9.08 8.81 8.66 8.34 9.70 9.40 10.70 9.90 9.10 10.30 11.17 11.46
NABU 5.05 5.44 5.26 5.23 5.40 6.10 6.00 6.60 5.80 6.30 5.89 5.79
AUSBU 5.38 5.56 5.59 5.67 6.80 6.00 6.00 7.50 8.60 7.10 6.96 7.78
OIBU 3.66 4.09 4.06 3.78 3.90 4.10 4.40 3.90 3.50 3.70 3.78 4.22
Consolidated $6.31 $6.52 $6.49 $6.45 $6.70 $6.90 $6.90 $7.10 $7.30 $7.40 $7.43 $7.89
Q1 Q2 Q3 Q4 Q1 Q2 Q3
EBU $10.60 $11.03 $9.74 $9.13 $9.63 $9.95 $10.30
WASBU 12.35 12.24 13.71 13.28 14.26 14.62 14.17
NABU 7.05 7.11 5.84 6.12 6.34 7.13 6.75
AUSBU 8.48 9.29 9.55 8.58 8.04 7.74 7.21
OIBU 4.22 4.62 4.76 4.94 4.97 4.73 4.58
Consolidated $8.55 $8.95 $8.49 $8.35 $8.78 $9.07 $8.97
LACE rate
1,2
FY10 FY11 FY12
FY13 FY14

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Order and options book as of December 31, 2013
1) 22 large a/c  on order and 13 large a/c  on option are subject to the successful development and certification of the aircraft
2) One oil and gas  full SAR /c is under contract
ORDER BOOK¹
#
Helicopter
Class Delivery Date Location Contracted
1 Medium March 2014 OIBU 1 of 1
1 Medium March 2014 NABU
2 Large March 2014 EBU 1 of 2
3 Medium June 2014 OIBU 1 of 3
2 Large June 2014 AUSBU 1 of 2
1 Large June 2014 OIBU
1 Large June 2014 WASBU
6 Medium September 2014 WASBU
1 Medium September 2014 NABU
3 Large September 2014 EBU
2 of 32
1 Large September 2014 AUSBU 1 of 1
1 Large December 2014 EBU
1 Large March 2015 OIBU
1 Large March 2015 NABU 1 of 1
1 Large March 2015 AUSBU
1 Large March 2015 EBU
1 Large June 2015 EBU
1 Large June 2015 AUSBU
1 Large September 2015 NABU
1 Large December 2015 NABU
1 Large March 2016 EBU
2 Large March 2016 NABU
1 Large June 2016 NABU
1 Large June 2016 EBU
36 8 of 36
OPTIONS BOOK
#
Helicopter
Class Delivery Date
2 Medium March 2015
1 Large June 2015
3 Medium June 2015
3 Large September 2015
2 Medium September 2015
3 Large December 2015
2 Medium December 2015
2 Large March 2016
3 Medium March 2016
3 Large June 2016
3 Medium June 2016
4 Large September 2016
2 Medium September 2016
5 Large December 2016
1 Medium December 2016
3 Large March 2017
1 Medium March 2017
3 Large June 2017
1 Medium June 2017
3 Large September 2017
1 Medium September 2017
4 Large December 2017
1 Medium December 2017
1 Large March 2018
57

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Order and options book as of December 31, 2013
(continued)
UK SAR CONFIGURED ORDER BOOK
#
Helicopter
Class Delivery Date Location Contracted
1 Large June 2014 EBU 1 of 1
3 Large September 2014 EBU 3 of 3
2 Large December 2014 EBU 2 of 2
2 Large March 2015 EBU 2 of 2
2 Large March 2015 EBU 2 of 2
2 Large June 2015 EBU 2 of 2
2 Large September 2015 EBU 2 of 2
2 Large September 2015 EBU 2 of 2
2 Large December 2015 EBU 2 of 2
18 18 of 18
The aircraft that are indicated in grey italic will be leased upon delivery

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Adjusted EBITDAR margin* trend
* Adjusted EBITDAR excludes special items and asset dispositions and margin is calculated by taking adjusted EBITDAR divided by operating revenue
FY11 FY12
Q1 Q2 Q3 Q4 Full Year Q1 Q2 Q3 Q4 Full Year
EBU 29.8% 31.5% 34.6% 34.4% 32.7% 33.0% 31.4% 30.7% 36.1% 32.9%
WASBU 33.7% 36.9% 35.8% 34.3% 35.2% 29.5% 35.5% 37.2% 36.6% 35.0%
NABU 20.8% 25.8% 15.9% 8.5% 18.5% 14.3% 20.6% 14.8% 19.4% 17.3%
AUSBU 33.2% 26.1% 27.0% 31.1% 29.3% 20.2% 14.4% 23.5% 35.6% 24.3%
OIBU 18.3% 40.2% 37.4% 59.4% 39.3% 48.1% 19.1% 47.8% 42.9% 39.5%
Consolidated 23.8% 27.5% 25.9% 29.6% 26.7% 23.4% 24.0% 27.6% 31.2% 26.6%
FY13 FY14
Q1 Q2 Q3 Q4 Full Year Q1 Q2 Q3
EBU 32.2% 34.6% 39.5% 38.3% 36.2% 30.3% 35.3% 35.3%
WASBU 31.9% 26.5% 35.0% 31.8% 31.5% 31.3% 30.4% 33.5%
NABU 23.2% 20.7% 29.1% 29.5% 25.7% 29.2% 31.0% 33.1%
AUSBU 27.0% 28.0% 27.3% 26.0% 27.1% 17.7% 21.0% 15.0%
OIBU 36.2% 44.2% 55.7% 51.6% 46.6% 67.4% 39.3% 33.2%
Consolidated 26.3% 26.1% 31.5% 29.4% 28.3% 28.5% 28.7% 27.0%

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Adjusted EBITDAR* reconciliation
* Adjusted EBITDAR excludes special items and asset dispositions
Fiscal year ended,
3/31/2011 3/31/2012
($ in millions) Q1   Q2  Q3  Q4  Full Year Q1   Q2  Q3  Q4  Full Year
Net income $20.9 $38.8 $42.3 $31.2 $133.3 $21.2 $3.0 $26.5 $14.6 $65.2
Income tax expense 8.5 3.3 -11.8 7.1 7.1 6.6 -1.9 7.1 2.4 14.2
Interest expense 11.1 11.5 13.8 9.9 46.2 9.0 9.5 9.8 10.0 38.1
Gain on disposal of assets -1.7 -1.9 0.0 -5.1 -8.7 -1.4 1.6 2.9 28.6 31.7
Depreciation and amortization 19.3 21.0 21.3 27.7 89.4 22.7 25.4 22.7 25.3 96.1
Special items 0.0 0.0 -1.2 2.4 1.2 0.0 24.6 0.0 3.4 28.1
EBITDA Subtotal 58.1 72.7 64.4 73.3 268.5 58.1 62.1 68.9 84.3 273.4
Rental expense 6.6 6.1 8.7 7.7 29.2 9.0 9.1 12.8 15.1 46.0
Adjusted EBITDAR $64.7 $78.8 $73.1 $81.1 $297.7 $67.0 $71.2 $81.8 $99.5 $319.5
3/31/2013 3/31/2014
($ in millions) Q1   Q2  Q3  Q4  Full Year Q1   Q2  Q3
Net income $24.2 $30.4 $36.7 $40.4 $131.7 $26.9 $109.9 $19.0
Income tax expense 6.2 8.3 7.8 12.7 35.0 7.6 41.1 2.9
Interest expense 8.8 8.6 14.7 10.3 42.4 20.4 9.1 7.3
Gain on disposal of assets 5.3 1.3 -7.4 -7.2 -8.1 1.7 3.1 -4.0
Depreciation and amortization 21.4 23.3 24.9 26.7 96.3 22.8 23.9 23.7
Special items 2.2 -2.8 14.9 1.9 16.2 0.0 -101.8 23.5
EBITDA Subtotal 68.0 69.2 91.6 84.8 313.5 79.4 85.2 72.4
Rental expense 16.3 15.3 17.6 18.3 67.4 23.1 23.3 28.3
Adjusted EBITDAR $84.3 $84.5 $109.2 $103.0 $381.0 $102.5 $108.5 $100.7

76.47
67.71
47.90
80.00
75.00
70.00
65.00
60.00
55.00
50.00
45.00
40.00
35.00
Mar-11
Jun-11
Sep-11
Dec-11
Mar-12
Jun-12
Sep-12
Dec-12
Mar-13
Jun-13
Sep-13
Dec-13
Book value of equity per share
Net asset FMV per share
Average stock price

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS Bristow

31 Bristow stock price reflects improved operational performance and increasing shareholder returns Note: The net asset FMV per share does not include our UK SAR aircraft

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Net asset fair market value (FMV) per share
calculation as of December 31, 2013
(in millions)
(+) FMV of a/c 1,949 $
(+) FMV of leased a/c 873
(+) NBV of PPE w/o a/c 540
(+) Working capital 481
(-) LT debt (833)
(-) Leased imputed debt (394)
(-) Pension liability (125)
Net asset FMV 2,492 $
# of common shares 37
Net asset FMV per share 67.71 $

Bristow Value Added (BVA)
Sample calculation for Q2 FY14 and Q2 FY13
Bristow Value Added = Gross Cash Flow – (Gross Operating Assets X Capital Charge)
BVA = GCF - ( GOA X 10.5%** )
Bristow Value Added calculation for Q2 FY14
$22.4
= $109.2* - ( $3,309* X 2.625%**)
Bristow Value Added calculation for Q2 FY13
$2.1
= $78.8* - ( $2,922* X 2.625%**)
*     Reconciliation for these items follows right after this slide
**   Quarterly capital charge of 2.625% is based on annual capital charge of 10.5%

Bristow Value Added (BVA)
Sample calculation for Q3 FY14 and Q3 FY13
Bristow Value Added = Gross Cash Flow – (Gross Operating Assets X Capital Charge)
BVA = GCF - ( GOA X 10.5%** )
Bristow Value Added calculation for Q3 FY14
$12.1
= $100.8* - ( $3,378* X 2.625%**)
Bristow Value Added calculation for Q3 FY13
$9.3
= $95.1* - ( $3,269* X 2.625%**)
*     Reconciliation for these items follows right after this slide
**   Quarterly capital charge of 2.625% is based on annual capital charge of 10.5%

(in millions)

Gross cash flow reconciliation	Q2 FY13	Q3 FY13	Q2 FY14	Q3 FY14
Net Income	$29.7	$36.4	$110.6	$18.9
Depreciation and amortization	23.3	24.9	23.9	23.7
Interest expense	8.6	14.7	9.1	7.3
Interest income	(0.3)	(0.1)	(0.8)	(0.4)
Rent	15.3	17.6	23.3	28.3
Other income/expense-net	0.2	15.0	(105.4)	0.7
Gain/loss on asset sale	1.3	(7.4)	3.1	(4.0)
Special items	0.0	0.0	2.9	4.2
Tax effect from special items	0.3	(2.6)	34.7	(4.0)
Earnings (losses) from unconsolidated affiliates, net	(7.0)	(8.9)	(3.1)	15.9
Non-controlling interests	0.8	0.3	(0.7)	0.1
Gross cash flow (before Lider)	**$72.2**	**$89.9**	**$97.6**	**$90.7**
Gross cash flow - Lider proportional	6.6	5.1	11.6	10.2
Gross cash flow after Lider	**$78.8**	**$95.1**	**$109.2**	**$100.8**

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS Bristow

35 Gross cash flow reconciliation

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Adjusted gross operating assets reconciliation
(in millions)
Adjusted gross operating assets reconciliation Q2 FY13 Q3 FY13 Q2 FY14 Q3 FY14
Total assets $2,785 $3,051 $3,166 $3,277
Accumulated depreciation 464                    480                    518                    530
Capitalized operating leases 225                    244                    373                    419
Cash and cash equivalents (348)                 (232)                 (314)                 (323)
Investment in unconsolidated entities (215)                 (267)                 (272)                 (255)
Goodwill (30)                    (30)                    (30)                    (30)
Intangibles (4)                       (4)                       (2)                       (2)
Assets held for sale: net (20)                    (15)                    (27)                    (22)
Assets held for sale: gross 83                      76                      56                      48
Adj. for gains and losses on assets sales 120                    108                    (8)                       (5)
Accounts payable (56)                    (63)                    (70)                    (60)
Accrued maintenance and repairs (19)                    (18)                    (17)                    (17)
Other accrued taxes (8)                       (8)                       (10)                    (8)
Accrued wages, benefits and related taxes (45)                    (51)                    (49)                    (67)
Other accrued liabilities (27)                    (27)                    (24)                    (145)
Income taxes payable (13)                    (13)                    (33)                    (20)
Deferred revenue (13)                    (20)                    (21)                    (23)
ST deferred taxes (15)                    (12)                    (2)                       (2)
LT deferred taxes (144)                 (147)                 (155)                 (146)
Adjusted gross operating assets before Lider $2,723 $3,053 $3,079 $3,150
Adjusted gross operating assets-Lider proportional 199                    216                    230                    228
Adjusted gross operating assets after Lider $2,922 $3,269 $3,309 $3,378

Three Months Ended December 31,		Nine Months Ended December 31,	
	2013	2012	2013	2012
	(In thousands, except per share amounts)			
Adjusted operating income	$ 49,056	$ 66,724	$ 165,293	$ 160,000
Gain (loss) on disposal of assets	3,982	7,396	(803)	819
Special items [1]	(23,536)	—	(24,934)	622
Operating income	$ 29,502	$ 74,120	$ 139,556	$ 161,441
Adjusted EBITDAR	$ 100,677	$ 109,223	$ 310,968	$ 277,950
Gain (loss) on disposal of assets	3,982	7,396	(803)	819
Special items [1]	(23,536)	(14,932)	78,990	(14,310)
Depreciation and amortization	(23,655)	(24,867)	(70,332)	(69,560)
Rent expense	(28,255)	(17,604)	(74,630)	(49,160)
Interest expense	(7,253)	(14,742)	(36,701)	(32,113)
Provision for income taxes	(2,946)	(7,788)	(51,682)	(22,310)
Net income	$ 19,014	$ 36,686	$ 155,810	$ 91,316
Adjusted net income	$ 31,331	$ 42,632	$ 113,891	$ 101,304
Gain (loss) on disposal of assets [n]	3,146	6,101	(634)	658
Special items [1][n]	(15,550)	(12,341)	43,162	(12,240)
Net income attributable to Bristow Group	$ 18,927	$ 36,392	$ 156,419	$ 89,722
Adjusted diluted earnings per share	$ 0.85	$ 1.17	$ 3.11	$ 2.77
Gain (loss) on disposal of assets [n]	0.09	0.17	(0.02)	0.02
Special items [1][n]	(0.42)	(0.34)	1.18	(0.33)
Diluted earnings per share	0.51	1.00	4.28	2.45

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS

Bristow

GAAP reconciliation
(i)  See information about special items in 10-Q or earnings release for Q3 FY14
(ii) These amounts are presented after applying the appropriate tax effect to each item and dividing by the weighted average shares outstanding during the related period to calculate the earnings per share impact

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Leverage reconciliation
*Adjusted EBITDAR excludes gains and losses on dispositions of assets
Debt Investment Capital Leverage
(a) (b) (c)  = (a) + (b) (a) / (c)
(in millions)
As of December 31, 2013 $                                  841.6 $             1,762.9 $       2,604.5 32.3%
Adjust for:
Unfunded Pension Liability 125.0 125.0
NPV of Lease Obligations 393.6 393.6
Letters of credit 2.4 2.4
Adjusted $                               1,362.6 (d) $             1,762.9 $       3,125.5 43.6%
Calculation of debt to adjusted EBITDAR multiple
TTM Adjusted EBITDAR*:
FY 2014 $                                  414.0 (e)
= (d) / (e) 3.29:1

Bristow

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

39 Bristow Group Inc. (NYSE: BRS) 2103 City West Blvd., 4 th Floor Houston, Texas 77042 t 713.267.7600 f 713.267.7620 bristowgroup.com Contact Us